Exhibit 10.26 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED SIXTH AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT Effective as of date of the last signature below, Abbott Laboratories, an Illinois corporation having a principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-3500 (“Abbott”), and Seattle Genetics, Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions (“Sixth Amendment”) as set forth below. WHEREAS, the Parties entered into a Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Substance (the “Original Agreement”), which also constitutes the antibody component of SGN-35 and the Parties subsequently entered into five amendments to the Original agreement (the “First Amendment”, “Second Amendment”, “Third Amendment”, “Fourth Amendment” and “Fifth Amendment”, respectively. Collectively the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are hereinafter referred to as the “Agreement”); and WHEREAS, the Parties desire to further amend the Agreement as herein provided as of the date hereof. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. I ncorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Sixth Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraphs 2 and 3 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties. 2. P rocess Development Work. The Parties agree that Abbott shall perform the activities set forth in Stage 6a of Attachment 1 hereto pursuant to the terms and conditions of the Agreement. 3. P ayment Schedule. As compensation for the activities to be performed by Abbott pursuant to Attachment 1 hereto, Seattle Genetics shall pay to Abbott the price established for each project stage on the dates set forth in Attachment 2. Billings associated with this Sixth Amendment may be combined on the same invoice with other, regular Payment Schedule charges. 4. P roject References. All references to the Project set forth in the Agreement, with the exception of the Payment Schedule and Facility Reservation Fee for the Project, shall also be deemed to apply to the activities performed by Abbott, pursuant to this Sixth Amendment. 6. E ffectuation. The amendment to the Agreement contemplated by this Sixth Amendment shall be deemed effective as of the last date written below upon the full execution of this Sixth

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Sixth Amendment. All terms and conditions set forth in Agreement that are not amended hereby shall remain in full force and effect. Any term of this Sixth Amendment may be amended with the written consent of both parties. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this Sixth Amendment. 7. C ounterparts. This Sixth Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Sixth Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. 8. E ntire Agreement. This Sixth Amendment and exhibits hereto are the product of both of the parties hereto, and together with the Agreement and exhibits thereto constitute the entire agreement between such parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the dates set forth below. ABBOTT LABORATORIES SEATTLE GENETICS, INC. By: /s/ Keith Kentala By: /s/ Clay B. Siegall Name: Keith Kentala Name: Clay B. Siegall Title: General Manager, Commercial Operations Title: President & CEO Date: 11/18/2010 Date: 11/8/2010 11/3/2011 2 CONFIDENTIAL

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED ATTACHMENT 1 PROJECT SCOPE [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED ATTACHMENT 2 PAYMENT SCHEDULE [ * ]